UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 27, 2006
Nash-Finch Company
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-785 (Commission File Number)	41-0431960 (I.R.S. Employer Identification No.)

7600 France Avenue South, Minneapolis, Minnesota	55435
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 832-0534
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On April 27, 2006, Nash-Finch Company (“Nash Finch”) issued a press release announcing its results for the twelve weeks ended March 25, 2006. The press release by which these results were announced is furnished herewith as Exhibit 99.1.
     The press release (including the schedules attached thereto) includes four financial measures that are considered “non-GAAP” financial measures for purposes of the SEC’s Regulation G — Consolidated EBITDA, leverage ratio, senior secured leverage ratio and interest coverage ratio. Each of these financial measures is defined in the press release and, as required by Regulation G, Nash Finch has disclosed in the press release information regarding the GAAP financial measures which are most directly comparable to each of these non-GAAP financial measures, and reconciling information between the GAAP and non-GAAP financial measures. Relevant reconciling information is also provided on the “Investor Relations” portion of our website, under the caption “Presentations — Supplemental Financial Information.”
     These non-GAAP financial measures are included in the press release because Nash Finch management believes that these measures provide useful information to investors because of their importance to the Company’s liquidity position. Consolidated EBITDA forms the basis for the most significant financial covenants, namely leverage ratio, senior secured leverage ratio and interest coverage ratio, in the Nash Finch senior secured credit facility, which represents one of Nash Finch’s primary sources of liquidity. Compliance with these financial covenants is essential to continued credit availability under that facility.
     Consolidated EBITDA as defined in the Nash Finch senior secured credit facility is also used as one of the performance measures in determining the settlement value, if any, of performance units issued to Nash Finch senior executives as the long-term incentive component of their overall compensation. For purposes of this long-term incentive arrangement, Nash Finch’s growth in Consolidated EBITDA and return on net assets (as defined in the applicable award agreements) over a three-year performance period is compared to the growth in those measures of the companies within the peer group used by Nash Finch in its proxy statement total shareholder return graph.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press Release issued by the registrant, dated April 27, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NASH-FINCH COMPANY

Date: April 27, 2006	By:	/s/ LeAnne M. Stewart

Name: LeAnne M. Stewart
Title: Senior Vice President and
Chief Financial Officer

NASH-FINCH COMPANY
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
DATED APRIL 27, 2006

Exhibit No.	Description	Method of Filing

99.1	Press Release, issued by the Registrant, dated April 27, 2006	Furnished herewith

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